Occidental Announces 3rd Quarter 2021 Results

•Cash flow from continuing operations of $2.9 billion and cash flow from continuing operations before working capital of $3.0 billion
•Efficient deployment of capital spending of $656 million, resulting in free cash flow excluding working capital of over $2.3 billion
•Completed large-scale divestiture program with the sale of Ghana in October
•Repaid $4.3 billion of long-term debt and retired $750 million of interest rate swaps
•Earnings per share of $0.65 per diluted share and adjusted earnings per share of $0.87 per diluted share
•OxyChem generated record earnings and increased total year pre-tax guidance to $1.45 billion
•Exceeded production guidance midpoint by 15 Mboed, despite impact of Hurricane Ida, with production of 1,160 Mboed from continuing operations

HOUSTON — November 4, 2021 — Occidental (NYSE:OXY) today announced net income attributable to common stockholders for the third quarter of 2021 of $628 million, or $0.65 per diluted share, and adjusted income attributable to common stockholders of $836 million, or $0.87 per diluted share, compared to a net loss attributable to common stockholders for the prior quarter of $97 million, or $0.10 per diluted share, and adjusted income attributable to common stockholders of $311 million, or $0.32 per diluted share. Third quarter after-tax items affecting comparability of $208 million included $102 million of net derivative mark-to-market losses and $69 million of debt tender premiums.

“Our strong operational and financial performance continued in the third quarter," said President and Chief Executive Officer Vicki Hollub. "Our teams' focus on efficiency has generated record free cash flow before working capital in each quarter this year, allowing us to reduce debt and strengthen our balance sheet.”

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax income on continuing operations for the third quarter of 2021 was $1.5 billion, compared to pre-tax income of $631 million in the prior quarter. The third quarter results included pre-tax charges of $112 million, primarily related to derivative mark-to-market losses. Excluding items affecting comparability, third quarter 2021 oil and gas income improved over the prior quarter due to higher crude oil, natural gas liquids (NGL) and gas prices and lower depreciation, depletion and amortization (DD&A) rates, which were partially offset by lower crude sales volumes and higher operating expenses. For the third quarter of 2021, average WTI and Brent marker prices were $70.56 per barrel and $73.23 per barrel, respectively. Average worldwide realized crude oil prices increased by approximately 7 percent from the prior quarter to $68.74 per barrel. Average worldwide realized NGL prices increased by approximately 36 percent from the prior quarter to $34.01 per barrel of oil equivalent. Average domestic realized gas prices increased by approximately 29 percent from the prior quarter to $3.35 per Mcf.

Total average global production from continuing operations of 1,160 thousand of barrels of oil equivalent per day (Mboed) for the third quarter exceeded the midpoint of guidance by 15 Mboed, with Permian and Rockies exceeding guidance with production of 499 Mboed and 292 Mboed, respectively. International average daily production volumes came within guidance at 242 Mboed.

OxyChem
Chemical pre-tax income of $407 million for the third quarter of 2021 exceeded guidance by $17 million. Compared to prior quarter pre-tax income of $312 million, the increase in the third quarter of 2021 income was driven primarily by stronger realized pricing across most product lines along with improved vinyl sales volumes as planned vinyl plant maintenance restricted second quarter production rates. Higher prices for raw materials partially offset the improved income.

Midstream and Marketing
Midstream and marketing's third quarter pre-tax income, excluding WES equity income, exceeded guidance. WES equity income for the third quarter of 2021 was $120 million. Midstream and marketing pre-tax income for the third quarter of 2021 was $20 million, compared to a pre-tax loss of $30 million in the prior quarter. Third quarter income included pre-tax net derivative mark-to-market losses of $11 million. Excluding items affecting comparability, third quarter of 2021 midstream and marketing income decreased compared to the prior quarter, primarily due to lower margins on waterborne sales in marketing, partially offset by higher NGL prices in domestic gas processing, higher sulfur sales volumes and prices at Al Hosn Gas, and higher production and fewer planned outages in power generation.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss), cash flow from continuing operations before working capital and free cash flow, supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with cash flow from continuing operations before working capital and free cash flow and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), cash flow from continuing operations before working capital and free cash flow may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets in the United States, Middle East, Africa, and Latin America. We are one of the largest oil producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,”

“goal,” “target,” “objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: the scope and duration of the COVID-19 pandemic and on-going actions taken by governmental authorities and other third parties in response to the pandemic; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of our proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other governmental approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; general economic conditions, including slowdowns, domestically or internationally, and volatility in the securities, capital or credit markets; inflation; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; governmental actions and political conditions and events; legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, deepwater and onshore drilling and permitting regulations, and environmental regulation (including regulations related to climate change); environmental risks and liability under federal, regional, state, provincial, tribal, local and international environmental laws and regulations (including remedial actions); Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Oxy Low Carbon Ventures or announced greenhouse gas reduction targets; potential liability resulting from pending or future litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental’s control.

Additional information concerning these and other factors can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	Jeff Alvarez
713-497-2017	713-215-7864
eric_moses@oxy.com	jeff_alvarez@oxy.com

Occidental Petroleum Corporation
3rd Quarter 2021
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2020					2021
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income (Loss) ($ millions)
Reported income (loss) attributable to common stockholders		$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)	$(346)	$(97)	$628		$185
Reported EPS - Diluted ($/share)		$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)	$(0.10)	$0.65		$0.19
Effective tax rate on reported income (loss) (%)		1%	18%	10%	19%	14%	5%	30%	32%		27%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$(598)	$(1,692)	$(788)	$(610)	$(3,688)	$(136)	$311	$836		$1,011
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$(0.67)	$(1.85)	$(0.85)	$(0.65)	$(4.01)	$(0.15)	$0.32	$0.87		$1.05
Effective tax rate on adjusted income (loss) (%)		2%	15%	8%	8%	11%	(327)%	31%	30%		28%

Average Shares Outstanding - Reported Income (Loss)
Basic (millions)		896.7	915.5	929.3	933.0	918.7	933.1	934.2	935.4		934.4
Diluted (millions)		896.7	915.5	929.3	933.0	918.7	947.9	934.2	957.7		954.2

Average Shares Outstanding - Adjusted Income (Loss)	(b)
Basic (millions)		896.7	915.5	929.3	933.0	918.7	933.1	934.2	935.4		934.4
Diluted (millions)		896.7	915.5	929.3	933.0	918.7	933.1	956.8	957.7		954.2

Daily Production Volumes
Total US (MBOE/D)		1,175	1,116	960	900	1,037	904	961	918		927
US Oil (MBBL/D)		662	603	508	477	561	488	517	483		496
Worldwide - Reported (MBOE/D)		1,497	1,434	1,265	1,195	1,347	1,139	1,225	1,176		1,180
Worldwide - Continuing Operations (MBOE/D)		1,437	1,373	1,204	1,143	1,289	1,117	1,203	1,160		1,160
Worldwide Sales - Continuing Operations (MBOE/D)		1,432	1,386	1,192	1,158	1,291	1,113	1,199	1,158		1,157

Commodity Price Realizations
Worldwide oil ($/BBL)		$46.96	$23.14	$38.51	$40.76	$37.34	$55.65	$64.18	$68.74		$62.94
Worldwide NGL ($/BOE)		$13.09	$7.79	$14.85	$14.95	$12.58	$23.44	$25.06	$34.01		$27.68
Domestic gas ($/MCF)		$1.18	$0.90	$1.18	$1.55	$1.18	$2.56	$2.59	$3.35		$2.84

Cash Flows - Continuing Operations ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$1,484	$587	$1,644	$1,405	$5,120	$2,135	$2,710	$2,967		$7,812
Working capital changes		(189)	(222)	(829)	(38)	(1,278)	(1,347)	614	(57)		(790)
Operating cash flow		$1,295	$365	$815	$1,367	$3,842	$788	$3,324	$2,910		$7,022
Capital expenditures		$(1,300)	$(375)	$(246)	$(614)	$(2,535)	$(579)	$(698)	$(656)		$(1,933)

		2020					2021
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income (Loss) ($ millions)
Reported income (loss) attributable to common stockholders		$(2,232)	$(10,585)	$(14,363)	$(15,675)		$(346)	$(443)	$185
Reported EPS - Diluted ($/share)		$(2.49)	$(11.68)	$(15.72)	$(17.06)		$(0.36)	$(0.47)	$0.19
Effective tax rate on reported income (loss) (%)		1%	15%	14%	14%		5%	13%	27%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$(598)	$(2,290)	$(3,078)	$(3,688)		$(136)	$175	$1,011
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$(0.67)	$(2.53)	$(3.37)	$(4.01)		$(0.15)	$0.18	$1.05
Effective tax rate on adjusted income (loss) (%)		2%	13%	12%	11%		(327)%	24%	28%

Average Shares Outstanding - Reported Loss
Basic (millions)		896.7	906.2	913.9	918.7		933.1	933.8	934.4
Diluted (millions)		896.7	906.2	913.9	918.7		947.9	933.8	954.2

Average Shares Outstanding - Adjusted Income (Loss)	(b)
Basic (millions)		896.7	906.2	913.9	918.7		933.1	933.8	934.4
Diluted (millions)		896.7	906.2	913.9	918.7		933.1	952.4	954.2

Daily Production Volumes
Total US (MBOE/D)		1,175	1,146	1,083	1,037		904	932	927
US Oil (MBBL/D)		662	633	591	561		488	502	496
Worldwide - Reported (MBOE/D)		1,497	1,466	1,398	1,347		1,139	1,182	1,180
Worldwide - Continuing Operations (MBOE/D)		1,437	1,405	1,337	1,289		1,117	1,160	1,160
Worldwide Sales - Continuing Operations (MBOE/D)		1,432	1,409	1,336	1,291		1,113	1,156	1,157

Commodity Price Realizations
Worldwide oil ($/BBL)		$46.96	$35.52	$36.44	$37.34		$55.65	$60.05	$62.94
Worldwide NGL ($/BOE)		$13.09	$10.43	$11.84	$12.58		$23.44	$24.31	$27.68
Domestic gas ($/MCF)		$1.18	$1.04	$1.09	$1.18		$2.56	$2.58	$2.84

Cash Flows - Continuing Operations ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$1,484	$2,071	$3,715	$5,120		$2,135	$4,845	$7,812
Working capital changes		(189)	(411)	(1,240)	(1,278)		(1,347)	(733)	(790)
Operating cash flow		$1,295	$1,660	$2,475	$3,842		$788	$4,112	$7,022
Capital expenditures		$(1,300)	$(1,675)	$(1,921)	$(2,535)		$(579)	$(1,277)	$(1,933)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation. The adjusted diluted EPS (Non-GAAP) calculations include the dilutive effect of potential common stocks since Occidental generated adjusted income for the three and six months ended June 30, 2021. For the three and six months ended June 30, 2021, dilutive securities for adjusted diluted EPS were 22.6 million and 18.6 million, respectively, resulting in total dilutive weighted-average shares of 956.8 million and 952.4 million shares, respectively. The reported EPS (GAAP) calculations do not include dilutive effect of potential common stocks as their effect is anti-dilutive since Occidental generated net losses from continuing operations.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(Amounts in millions)

	2020					2021
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$(282)	$(5,514)	$(21)	$(87)	$(5,904)	$(135)	$(21)	$(17)		$(173)
Asset sales gains (losses), net	—	14	(439)	(850)	(1,275)	—	—	14		14
Rig termination and others	(35)	(3)	(23)	2	(59)	—	—	—		—
Oil, gas and CO2 derivative gains (losses), net	870	53	136	31	1,090	(40)	(140)	(97)		(277)
Total Domestic	553	(5,450)	(347)	(904)	(6,148)	(175)	(161)	(100)		(436)
International
Asset impairments	(264)	(931)	—	—	(1,195)	—	—	—		—
Asset sales gains (losses), net	—	—	(356)	3	(353)	—	—	(12)		(12)
Rig termination and others	—	(6)	(4)	(3)	(13)	—	—	—		—
Total International	(264)	(937)	(360)	—	(1,561)	—	—	(12)		(12)
Total Oil and Gas	289	(6,387)	(707)	(904)	(7,709)	(175)	(161)	(112)		(448)

Chemical
No items affecting comparability	—	—	—	—	—	—	—	—		—
Total Chemical	—	—	—	—	—	—	—	—		—

Midstream & Marketing
Asset sales gains (losses) and others, net	—	—	(46)	—	(46)	102	22	—		124
Goodwill impairment and equity losses	(1,458)	(7)	(2,729)	—	(4,194)	—	—	—		—
Derivative gains (losses), net	251	54	(20)	(188)	97	15	(180)	(11)		(176)
Total Midstream & Marketing	(1,207)	47	(2,795)	(188)	(4,143)	117	(158)	(11)		(52)

Corporate
Anadarko acquisition-related costs	(148)	(149)	(5)	(37)	(339)	(41)	(52)	(29)		(122)
Acquisition-related pension & termination benefits	—	114	—	—	114	—	—	—		—
Interest rate swap gains (losses), net	(669)	4	88	149	(428)	399	(223)	(26)		150
Debt tender premium and related items, net	—	—	—	—	—	—	—	(88)		(88)
Warrants gains (losses), net	84	(79)	—	—	5	—	—	—		—
Total Corporate	(733)	(110)	83	112	(648)	358	(275)	(143)		(60)

Valuation allowance on tax assets	—	—	(37)	2	(35)	—	—	—		—
State tax rate revaluation	—	—	—	—	—	—	55	—		55
Income taxes	17	1,204	386	239	1,846	(65)	128	60		123
Income (loss) from continuing operations	(1,634)	(5,246)	(3,070)	(739)	(10,689)	235	(411)	(206)		(382)
Discontinued operations, net of taxes (a)	—	(1,415)	80	37	(1,298)	(445)	3	(2)		(444)
Total	$(1,634)	$(6,661)	$(2,990)	$(702)	$(11,987)	$(210)	$(408)	$(208)		$(826)

After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$(219)	$(4,299)	$(17)	$(67)	$(4,602)	$(106)	$(16)	$(12)		$(134)
Asset sales gains (losses), net	—	11	(342)	(663)	(994)	—	—	11		11
Rig termination and others	(27)	5	(18)	2	(38)	—	—	—		—
Oil, gas and CO2 derivative gains (losses), net	677	42	105	24	848	(31)	(110)	(75)		(216)
Total Domestic	431	(4,241)	(272)	(704)	(4,786)	(137)	(126)	(76)		(339)
International
Asset impairments	(264)	(931)	—	—	(1,195)	—	—	—		—
Asset sales gains (losses), net	—	—	(356)	3	(353)	—	—	(12)		(12)
Rig termination and others	—	(6)	(4)	(3)	(13)	—	—	—		—
Total International	(264)	(937)	(360)	—	(1,561)	—	—	(12)		(12)
Total Oil and Gas	167	(5,178)	(632)	(704)	(6,347)	(137)	(126)	(88)		(351)

Chemical
No items affecting comparability	—	—	—	—	—	—	—	—		—
Total Chemical	—	—	—	—	—	—	—	—		—

Midstream & Marketing
Asset sales gains (losses), net	—	—	(50)	—	(50)	79	17	1		97
Goodwill impairment and equity losses	(1,443)	(6)	(2,402)	23	(3,828)	—	—	—		—
Derivative gains (losses), net	195	42	(15)	(147)	75	12	(141)	(8)		(137)
Total Midstream & Marketing	(1,248)	36	(2,467)	(124)	(3,803)	91	(124)	(7)		(40)

Corporate
Anadarko acquisition-related costs	(115)	(117)	(3)	(29)	(264)	(31)	(41)	(23)		(95)
Acquisition-related pension & termination benefits	—	89	—	—	89	—	—	—		—
Interest rate swap gains (losses), net	(522)	3	69	116	(334)	312	(175)	(19)		118
Debt tender premium and related items, net	—	—	—	—	—	—	—	(69)		(69)
Warrants gains (losses), net	84	(79)	—	—	5	—	—	—		—
Total Corporate	(553)	(104)	66	87	(504)	281	(216)	(111)		(46)

Valuation allowance on tax assets	—	—	(37)	2	(35)	—	—	—		—
State tax rate revaluation	—	—	—	—	—	—	55	—		55
Income (loss) from continuing operations	(1,634)	(5,246)	(3,070)	(739)	(10,689)	235	(411)	(206)		(382)
Discontinued operations, net of taxes (a)	—	(1,415)	80	37	(1,298)	(445)	3	(2)		(444)
Total	$(1,634)	$(6,661)	$(2,990)	$(702)	$(11,987)	$(210)	$(408)	$(208)		$(826)
(a) The pre-tax impairment for the second quarter of 2020 was $2.2 billion.

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2020					2021
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$233	$(6,841)	$(885)	$(1,265)	$(8,758)	$(214)	$367	$1,078		$1,231
International	40	(860)	(158)	236	(742)	180	350	420		950
Exploration	(37)	(33)	(29)	(33)	(132)	(28)	(86)	(31)		(145)
Total Oil & Gas	236	(7,734)	(1,072)	(1,062)	(9,632)	(62)	631	1,467		2,036
Chemical	186	108	178	192	664	251	312	407		970
Midstream & Marketing	(1,287)	(7)	(2,791)	(90)	(4,175)	282	(30)	20		272
Segment income (loss)	(865)	(7,633)	(3,685)	(960)	(13,143)	471	913	1,894		3,278
Corporate
Interest	(352)	(310)	(353)	(409)	(1,424)	(395)	(385)	(449)		(1,229)
Other	(821)	(241)	(20)	(56)	(1,138)	239	(385)	(228)		(374)
Income (loss) from continuing operations before taxes	(2,038)	(8,184)	(4,058)	(1,425)	(15,705)	315	143	1,217		1,675
Taxes
Federal and state	90	1,577	511	429	2,607	102	8	(151)		(41)
International	(65)	(109)	(108)	(153)	(435)	(118)	(51)	(236)		(405)
Income (loss) from continuing operations	(2,013)	(6,716)	(3,655)	(1,149)	(13,533)	299	100	830		1,229
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)	3	(2)		(444)
Net income (loss)	(2,013)	(8,131)	(3,575)	(1,112)	(14,831)	(146)	103	828		785
Less: Preferred stock dividends	(219)	(222)	(203)	(200)	(844)	(200)	(200)	(200)		(600)
Net income (loss) attributable to common stockholders	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)	$(346)	$(97)	$628		$185
Reported diluted income (loss) per share	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)	$(0.10)	$0.65		$0.19
Effective Tax Rate	1%	18%	10%	19%	14%	5%	30%	32%		27%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$553	$(5,450)	$(347)	$(904)	$(6,148)	$(175)	$(161)	$(100)		$(436)
International	(264)	(937)	(360)	—	(1,561)	—	—	(12)		(12)
Exploration	—	—	—	—	—	—	—	—		—
Total Oil & Gas	289	(6,387)	(707)	(904)	(7,709)	(175)	(161)	(112)		(448)
Chemical	—	—	—	—	—	—	—	—		—
Midstream & Marketing	(1,207)	47	(2,795)	(188)	(4,143)	117	(158)	(11)		(52)
Segment income (loss)	(918)	(6,340)	(3,502)	(1,092)	(11,852)	(58)	(319)	(123)		(500)
Corporate
Interest	—	—	—	—	—	—	—	(88)		(88)
Other	(733)	(110)	83	112	(648)	358	(275)	(55)		28
Income (loss) from continuing operations before taxes	(1,651)	(6,450)	(3,419)	(980)	(12,500)	300	(594)	(266)		(560)
Taxes
Federal and state	17	1,204	349	241	1,811	(65)	183	60		178
International	—	—	—	—	—	—	—	—		—
Income (loss) from continuing operations	(1,634)	(5,246)	(3,070)	(739)	(10,689)	235	(411)	(206)		(382)
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)	3	(2)		(444)
Net loss	(1,634)	(6,661)	(2,990)	(702)	(11,987)	(210)	(408)	(208)		(826)
Less: Preferred stock dividends	—	—	—	—	—	—	—	—		—
Net loss attributable to common stockholders	$(1,634)	$(6,661)	$(2,990)	$(702)	$(11,987)	$(210)	$(408)	$(208)		$(826)

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(320)	$(1,391)	$(538)	$(361)	$(2,610)	$(39)	$528	$1,178		$1,667
International	304	77	202	236	819	180	350	432		962
Exploration	(37)	(33)	(29)	(33)	(132)	(28)	(86)	(31)		(145)
Total Oil & Gas	(53)	(1,347)	(365)	(158)	(1,923)	113	792	1,579		2,484
Chemical	186	108	178	192	664	251	312	407		970
Midstream & Marketing	(80)	(54)	4	98	(32)	165	128	31		324
Adjusted segment income (loss)	53	(1,293)	(183)	132	(1,291)	529	1,232	2,017		3,778
Corporate
Interest	(352)	(310)	(353)	(409)	(1,424)	(395)	(385)	(361)		(1,141)
Other	(88)	(131)	(103)	(168)	(490)	(119)	(110)	(173)		(402)
Adjusted income (loss) from continuing operations before taxes	(387)	(1,734)	(639)	(445)	(3,205)	15	737	1,483		2,235
Taxes
Federal and state	73	373	162	188	796	167	(175)	(211)		(219)
International	(65)	(109)	(108)	(153)	(435)	(118)	(51)	(236)		(405)
Adjusted income (loss)	(379)	(1,470)	(585)	(410)	(2,844)	64	511	1,036		1,611
Less: Preferred stock dividends	(219)	(222)	(203)	(200)	(844)	(200)	(200)	(200)		(600)
Adjusted income (loss) attributable to common stockholders	$(598)	$(1,692)	$(788)	$(610)	$(3,688)	$(136)	$311	$836		$1,011
Adjusted diluted earnings (loss) per share (Non-GAAP)	$(0.67)	$(1.85)	$(0.85)	$(0.65)	$(4.01)	$(0.15)	$0.32	$0.87		$1.05
Effective Tax Rate	2%	15%	8%	8%	11%	(327)%	31%	30%		28%

(a) Non-GAAP Measure Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2020					2021
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$182	$(5,336)	$(690)	$(987)	$(6,831)	$(167)	$286	$841		$960
International	(85)	(926)	(233)	98	(1,146)	69	193	252		514
Exploration	(32)	(26)	(26)	(29)	(113)	(23)	(72)	(26)		(121)
Total Oil & Gas	65	(6,288)	(949)	(918)	(8,090)	(121)	407	1,067		1,353
Chemical	142	82	137	146	507	193	240	314		747
Midstream & Marketing	(1,306)	2	(2,455)	(64)	(3,823)	251	(3)	35		283
Segment income (loss)	(1,099)	(6,204)	(3,267)	(836)	(11,406)	323	644	1,416		2,383
Corporate
Interest	(352)	(310)	(353)	(409)	(1,424)	(395)	(385)	(449)		(1,229)
Other	(641)	(235)	(20)	(56)	(952)	162	(271)	(228)		(337)
Taxes	79	33	(15)	152	249	209	112	91		412
Income (loss) from continuing operations	(2,013)	(6,716)	(3,655)	(1,149)	(13,533)	299	100	830		1,229
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)	3	(2)		(444)
Net income (loss)	(2,013)	(8,131)	(3,575)	(1,112)	(14,831)	(146)	103	828		785
Less: Preferred stock dividends	(219)	(222)	(203)	(200)	(844)	(200)	(200)	(200)		(600)
Net income (loss) attributable to common stockholders	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)	$(346)	$(97)	$628		$185
Reported diluted income (loss) per share	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)	$(0.10)	$0.65		$0.19

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$431	$(4,241)	$(272)	$(704)	$(4,786)	$(137)	$(126)	$(76)		$(339)
International	(264)	(937)	(360)	—	(1,561)	—	—	(12)		(12)
Exploration	—	—	—	—	—	—	—	—		—
Total Oil & Gas	167	(5,178)	(632)	(704)	(6,347)	(137)	(126)	(88)		(351)
Chemical	—	—	—	—	—	—	—	—		—
Midstream & Marketing	(1,248)	36	(2,467)	(124)	(3,803)	91	(124)	(7)		(40)
Segment loss	(1,081)	(5,142)	(3,099)	(828)	(10,150)	(46)	(250)	(95)		(391)
Corporate
Interest	—	—	—	—	—	—	—	(69)		(69)
Other	(553)	(104)	66	87	(504)	281	(216)	(42)		23
Taxes	—	—	(37)	2	(35)	—	55	—		55
Income (loss) from continuing operations	(1,634)	(5,246)	(3,070)	(739)	(10,689)	235	(411)	(206)		(382)
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)	3	(2)		(444)
Net loss	(1,634)	(6,661)	(2,990)	(702)	(11,987)	(210)	(408)	(208)		(826)
Less: Preferred stock dividends	—	—	—	—	—	—	—	—		—
Net loss attributable to common stockholders	$(1,634)	$(6,661)	$(2,990)	$(702)	$(11,987)	$(210)	$(408)	$(208)		$(826)

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(249)	$(1,095)	$(418)	$(283)	$(2,045)	$(30)	$412	$917		$1,299
International	179	11	127	98	415	69	193	264		526
Exploration	(32)	(26)	(26)	(29)	(113)	(23)	(72)	(26)		(121)
Total Oil & Gas	(102)	(1,110)	(317)	(214)	(1,743)	16	533	1,155		1,704
Chemical	142	82	137	146	507	193	240	314		747
Midstream & Marketing	(58)	(34)	12	60	(20)	160	121	42		323
Segment income	(18)	(1,062)	(168)	(8)	(1,256)	369	894	1,511		2,774
Corporate
Interest	(352)	(310)	(353)	(409)	(1,424)	(395)	(385)	(380)		(1,160)
Other	(88)	(131)	(86)	(143)	(448)	(119)	(55)	(186)		(360)
Taxes	79	33	22	150	284	209	57	91		357
Income (loss) from continuing operations	(379)	(1,470)	(585)	(410)	(2,844)	64	511	1,036		1,611
Less: Preferred stock dividends	(219)	(222)	(203)	(200)	(844)	(200)	(200)	(200)		(600)
Adjusted income (loss) attributable to common stockholders	$(598)	$(1,692)	$(788)	$(610)	$(3,688)	$(136)	$311	$836		$1,011
Adjusted diluted earnings (loss) per share (Non-GAAP)	$(0.67)	$(1.85)	$(0.85)	$(0.65)	$(4.01)	$(0.15)	$0.32	$0.87		$1.05

Reconciliation - Diluted Earnings Per Share (a)
Reported Diluted Loss Per Share (GAAP)	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)	$(0.10)	$0.65		$0.19
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$0.48	$(4.63)	$(0.30)	$(0.76)	$(5.21)	$(0.14)	$(0.13)	$(0.08)		$(0.36)
International	(0.29)	(1.02)	(0.39)	—	(1.70)	—	—	(0.01)		(0.01)
Exploration	—	—	—	—	—	—	—	—		—
Chemical	—	—	—	—	—	—	—	—		—
Midstream & Marketing	(1.39)	0.04	(2.65)	(0.13)	(4.14)	0.10	(0.13)	(0.01)		(0.04)
Corporate
Interest	—	—	—	—	—	—	—	(0.07)		(0.07)
Other	(0.62)	(0.11)	0.07	0.09	(0.55)	0.30	(0.22)	(0.04)		0.02
Taxes	—	—	(0.04)	—	(0.04)	—	0.06	—		0.06
Discontinued Operations	—	(1.55)	0.09	0.04	(1.41)	(0.47)	—	(0.01)		(0.46)
Total After-Tax Adjustments for Items Affecting Comparability	$(1.82)	$(7.27)	$(3.22)	$(0.76)	$(13.05)	$(0.21)	$(0.42)	$(0.22)		$(0.86)

Adjusted Diluted Earnings (Loss) Per Share (Non-GAAP)	$(0.67)	$(1.85)	$(0.85)	$(0.65)	$(4.01)	$(0.15)	$0.32	$0.87		$1.05

Average Diluted Shares Outstanding -Reported (millions)	896.7	915.5	929.3	933.0	918.7	947.9	934.2	957.7		954.2
(a) The adjusted diluted EPS (Non-GAAP) calculations include the dilutive effect of potential common stocks since Occidental generated adjusted income for the three and six months ended June 30, 2021. For the three and six months ended June 30, 2021, dilutive securities for adjusted diluted EPS were 22.6 million and 18.6 million, respectively, resulting in total dilutive weighted-average shares of 956.8 million and 952.4 million shares, respectively. The reported EPS (GAAP) calculations do not include dilutive effect of potential common stocks as their effect is anti-dilutive since Occidental generated net losses from continuing operations.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(Amounts in millions, except per share amounts)

	2020					2021
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$5,060	$2,040	$2,989	$2,977	$13,066	$3,664	$4,505	$4,955		$13,124
Chemical	962	846	937	988	3,733	1,088	1,187	1,396		3,671
Midstream & Marketing	790	204	364	410	1,768	807	497	702		2,006
Eliminations	(199)	(162)	(182)	(215)	(758)	(266)	(231)	(261)		(758)
Total	6,613	2,928	4,108	4,160	17,809	5,293	5,958	6,792		18,043
Interest, dividends and other income	34	33	21	30	118	75	49	18		142
Gains (losses) on sale of assets, net	7	15	(846)	(842)	(1,666)	111	3	5		119
Total	6,654	2,976	3,283	3,348	16,261	5,479	6,010	6,815		18,304

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	1,069	631	656	709	3,065	776	712	829		2,317
Transportation and gathering expense	565	367	343	325	1,600	329	364	360		1,053
Chemical and midstream costs of sales	612	577	618	601	2,408	594	676	731		2,001
Purchased commodities	393	214	333	455	1,395	558	487	588		1,633
Selling, general and administrative	264	225	166	209	864	166	177	240		583
Other operating and non-operating expense	197	114	231	342	884	258	248	256		762
Taxes other than on income	225	68	180	149	622	210	244	289		743
Depreciation, depletion and amortization	2,309	2,119	1,915	1,754	8,097	2,194	2,371	1,916		6,481
Asset impairments and other charges	1,803	6,470	2,723	87	11,083	135	21	17		173
Anadarko acquisition-related costs	148	149	5	37	339	41	52	29		122
Exploration expense	37	33	29	33	132	28	86	31		145
Interest and debt expense, net	352	310	353	409	1,424	395	385	449		1,229
Total	7,974	11,277	7,552	5,110	31,913	5,684	5,823	5,735		17,242
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(1,320)	(8,301)	(4,269)	(1,762)	(15,652)	(205)	187	1,080		1,062
OTHER ITEMS
Gains (losses) on interest rate swaps and warrants, net	(585)	(76)	88	150	(423)	399	(223)	(26)		150
Income (loss) from equity investments	(133)	193	123	187	370	121	179	163		463
Total	(718)	117	211	337	(53)	520	(44)	137		613
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(2,038)	(8,184)	(4,058)	(1,425)	(15,705)	315	143	1,217		1,675
Income tax benefit (expense)	25	1,468	403	276	2,172	(16)	(43)	(387)		(446)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(2,013)	(6,716)	(3,655)	(1,149)	(13,533)	299	100	830		1,229
Discontinued operations, net of taxes	—	(1,415)	80	37	(1,298)	(445)	3	(2)		(444)
NET INCOME (LOSS)	(2,013)	(8,131)	(3,575)	(1,112)	(14,831)	(146)	103	828		785
Less: Preferred stock dividend	(219)	(222)	(203)	(200)	(844)	(200)	(200)	(200)		(600)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)	$(346)	$(97)	$628		$185

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(2.49)	$(7.58)	$(4.16)	$(1.45)	$(15.65)	$0.11	$(0.11)	$0.67		$0.67
Discontinued operations, net	—	(1.54)	0.09	0.04	(1.41)	(0.48)	0.01	—		(0.47)
BASIC EARNINGS PER COMMON SHARE	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.37)	$(0.10)	$0.67		$0.20

DILUTED EARNINGS PER COMMON SHARE	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)	$(0.36)	$(0.10)	$0.65		$0.19

DIVIDENDS PER COMMON SHARE	$0.79	$0.01	$0.01	$0.01	$0.82	$0.01	$0.01	$0.01		$0.03

AVERAGE COMMON SHARES OUTSTANDING
BASIC	896.7	915.5	929.3	933.0	918.7	933.1	934.2	935.4		934.4
DILUTED	896.7	915.5	929.3	933.0	918.7	947.9	934.2	957.7		954.2

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(Amounts in millions)

	2020				2021
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,021	$1,011	$1,896	$2,008	$2,270	$4,569	$2,059
Restricted cash and restricted cash equivalents	269	124	51	170	183	180	220
Trade receivables, net	2,458	2,359	2,083	2,115	3,046	3,288	3,477
Inventories	1,567	1,477	1,660	1,898	2,173	1,837	1,773
Assets held for sale	3,606	1,412	3,559	1,433	1,249	1,774	1,098
Other current assets	2,398	2,054	1,445	1,195	1,153	1,196	1,272
Total current assets	12,319	8,437	10,694	8,819	10,074	12,844	9,899

INVESTMENTS IN UNCONSOLIDATED ENTITIES	6,050	6,128	3,125	3,250	3,170	3,249	3,266

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	125,388	125,523	120,459	118,964	119,278	116,566	117,192
Accumulated depreciation, depletion and amortization	(44,615)	(52,919)	(52,038)	(53,075)	(55,205)	(54,720)	(56,548)
Net property, plant and equipment	80,773	72,604	68,421	65,889	64,073	61,846	60,644

OPERATING LEASE ASSETS	1,216	1,129	1,196	1,062	949	860	804
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,285	1,154	998	1,044	1,089	1,138	1,145
TOTAL ASSETS	$101,643	$89,452	$84,434	$80,064	$79,355	$79,937	$75,758

CURRENT LIABILITIES
Current maturities of long-term debt	$2,464	$2,460	$2,558	$440	$559	$651	$780
Current operating lease liabilities	461	420	459	473	369	331	265
Accounts payable	3,888	3,034	2,682	2,987	3,416	3,544	3,713
Accrued liabilities	3,504	3,215	3,470	3,570	3,566	4,325	3,654
Liabilities of assets held for sale	1,589	790	1,331	753	721	735	714
Total current liabilities	11,906	9,919	10,500	8,223	8,631	9,586	9,126

LONG-TERM DEBT, NET	36,058	36,034	35,899	35,745	35,466	35,352	30,915

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes,net	9,403	7,887	7,508	7,113	6,941	6,808	6,825
Asset retirement obligations	4,454	4,316	4,135	3,977	4,030	3,949	3,942
Pension and postretirement obligations	1,983	1,816	1,728	1,763	1,553	1,551	1,595
Environmental remediation liabilities	1,017	1,000	975	1,028	1,029	1,020	1,000
Operating lease liabilities	784	740	786	641	628	583	593
Other	4,743	4,394	3,043	3,001	2,777	2,844	2,889
Total deferred credits and other liabilities	22,384	20,153	18,175	17,523	16,958	16,755	16,844
EQUITY
Preferred stock, $1.00 per share par value	9,762	9,762	9,762	9,762	9,762	9,762	9,762
Common stock, $0.20 per share par value	210	213	216	216	217	217	217
Treasury stock	(10,653)	(10,657)	(10,657)	(10,665)	(10,668)	(10,668)	(10,668)
Additional paid-in capital	15,081	16,235	16,505	16,552	16,585	16,638	16,692
Retained earnings	17,229	8,105	4,317	2,996	2,639	2,533	3,152
Accumulated other comprehensive loss	(334)	(312)	(283)	(288)	(235)	(238)	(282)
Total equity	31,295	23,346	19,860	18,573	18,300	18,244	18,873

TOTAL LIABILITIES AND EQUITY	$101,643	$89,452	$84,434	$80,064	$79,355	$79,937	$75,758

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(Amounts in millions)

	2020					2021
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net income (loss)	$(2,013)	$(8,131)	$(3,575)	$(1,112)	$(14,831)	$(146)	$103	$828		$785
Depreciation, depletion and amortization (see detail below)	2,309	2,119	1,915	1,754	8,097	2,194	2,371	1,916		6,481
Deferred income tax provision (benefit)	(218)	(1,525)	(374)	(400)	(2,517)	(81)	(131)	20		(192)
Asset impairments and other non-cash charges, net	1,406	8,124	3,678	1,163	14,371	168	367	203		738
Operating cash flow from continuing operations before working capital (Non-GAAP) (see below) (a)	1,484	587	1,644	1,405	5,120	2,135	2,710	2,967		7,812
Working capital changes	(189)	(222)	(829)	(38)	(1,278)	(1,347)	614	(57)		(790)
Operating cash flow from continuing operations (GAAP)	1,295	365	815	1,367	3,842	788	3,324	2,910		7,022

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(1,300)	(375)	(246)	(614)	(2,535)	(579)	(698)	(656)		(1,933)
Payments for purchases of assets and businesses	(35)	(13)	(54)	(12)	(114)	(105)	(8)	(9)		(122)
Sales of assets, net	112	69	12	2,088	2,281	496	7	502		1,005
Changes in capital accrual	(435)	(307)	17	206	(519)	(75)	(19)	11		(83)
Other investing activities	142	61	(15)	(79)	109	(10)	(17)	6		(21)
Investing cash flow from continuing operations	(1,516)	(565)	(286)	1,589	(778)	(273)	(735)	(146)		(1,154)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(913)	(714)	(7)	(211)	(1,845)	(211)	(209)	(210)		(630)
Purchases of treasury stock	—	—	(4)	(8)	(12)	(3)	—	—		(3)
Proceeds from debt	—	—	4,956	1,980	6,936	—	—	—		—
Payments of debt	—	—	(4,615)	(4,301)	(8,916)	(174)	—	(4,381)		(4,555)
Other financing activities	(106)	(217)	(27)	(321)	(671)	36	(50)	(831)		(845)
Financing cash flow from continuing operations	(1,019)	(931)	303	(2,861)	(4,508)	(352)	(259)	(5,422)		(6,033)

Cash Flow From Discontinued Operations	30	(20)	29	25	64	111	(32)	186		265

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(1,210)	(1,151)	861	120	(1,380)	274	2,298	(2,472)		100
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	3,574	2,364	1,213	2,074	3,574	2,194	2,468	4,766		2,194
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$2,364	$1,213	$2,074	$2,194	$2,194	$2,468	$4,766	$2,294		$2,294

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(1,244)	$(317)	$(186)	$(461)	$(2,208)	$(513)	$(599)	$(561)		$(1,673)
Chemical	(41)	(41)	(55)	(118)	(255)	(47)	(67)	(60)		(174)
Midstream & Marketing	(13)	(16)	(2)	(19)	(50)	(17)	(24)	(26)		(67)
Corporate	(2)	(1)	(3)	(16)	(22)	(2)	(8)	(9)		(19)
Total Capital Expenditures	$(1,300)	$(375)	$(246)	$(614)	$(2,535)	$(579)	$(698)	$(656)		$(1,933)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,881	$1,764	$1,563	$1,403	$6,611	$1,852	$2,024	$1,561		$5,437
International	242	206	182	173	803	166	174	173		513
Chemical	90	86	90	90	356	84	84	91		259
Midstream & Marketing	80	74	78	80	312	82	80	81		243
Corporate	16	(11)	2	8	15	10	9	10		29
Total Depreciation, Depletion and Amortization	$2,309	$2,119	$1,915	$1,754	$8,097	$2,194	$2,371	$1,916		$6,481

Free Cash Flow (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow from continuing operations (GAAP)	$1,295	$365	$815	$1,367	$3,842	$788	$3,324	$2,910	$—	$7,022
Plus: Working capital and other, net	189	222	829	38	1,278	1,347	(614)	57	—	790
Operating cash flow from continuing operations before working capital (Non-GAAP)	1,484	587	1,644	1,405	5,120	2,135	2,710	2,967	—	7,812
Less: Capital Expenditures (GAAP)	(1,300)	(375)	(246)	(614)	(2,535)	(579)	(698)	(656)	—	(1,933)
Free Cash Flow (Non-GAAP)	$184	$212	$1,398	$791	$2,585	$1,556	$2,012	$2,311	$—	$5,879

(a) Non-GAAP Measures. Operating cash flow before working capital and free cash flow are non-GAAP measures. Occidental defines operating cash flow before working capital as operating cash from continuing operations less working capital and free cash flow as operating cash flow before working capital less capital expenditures. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow from continuing operations is considered representative of management's performance over the long term, and operating cash flow before working capital and free cash flow are not considered to be alternatives to reported operating cash flow in accordance with GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2020					2021
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	625	606	554	517	575	457	504	499		487
Rockies & Other Domestic	387	368	297	278	332	296	308	292		298
Gulf of Mexico	163	142	109	105	130	151	149	127		142
Total	1,175	1,116	960	900	1,037	904	961	918		927

International
Algeria & Other International	55	41	42	39	45	39	43	46		43
Al Hosn	77	80	76	79	78	57	81	83		74
Dolphin	40	49	46	43	44	38	42	40		40
Oman	90	87	80	82	85	79	76	73		76
Total	262	257	244	243	252	213	242	242		233

TOTAL CONTINUING OPERATIONS PRODUCTION	1,437	1,373	1,204	1,143	1,289	1,117	1,203	1,160		1,160

OPERATIONS EXITED OR EXITING	60	61	61	52	58	22	22	16		20

TOTAL REPORTED PRODUCTION	1,497	1,434	1,265	1,195	1,347	1,139	1,225	1,176		1,180

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	388	363	324	303	343	271	297	292		287
Rockies & Other Domestic	138	122	93	85	109	92	96	85		91
Gulf of Mexico	136	118	91	89	109	125	124	106		118
Total	662	603	508	477	561	488	517	483		496
NGL (MBOE)
Permian	131	135	126	117	129	97	113	116		109
Rockies & Other Domestic	87	85	78	84	83	92	100	94		95
Gulf of Mexico	12	10	8	7	9	11	11	9		10
Total	230	230	212	208	221	200	224	219		214
Natural Gas (MMCF)
Permian	633	647	625	579	620	531	563	548		547
Rockies & Other Domestic	972	967	757	656	838	673	674	675		674
Gulf of Mexico	90	83	57	54	71	90	85	72		82
Total	1,695	1,697	1,439	1,289	1,529	1,294	1,322	1,295		1,303

International
Oil (MBBL)
Algeria and Other International	50	37	38	37	41	36	39	42		39
Al Hosn	13	14	13	14	14	10	14	14		13
Dolphin	6	8	8	7	7	6	7	6		6
Oman	67	65	61	66	65	64	62	61		62
Total	136	124	120	124	127	116	122	123		120
NGL (MBOE)
Algeria and Other International	4	3	3	1	3	2	3	3		3
Al Hosn	25	25	24	25	24	18	25	26		23
Dolphin	8	10	9	8	9	8	8	8		8
Total	37	38	36	34	36	28	36	37		34
Natural Gas (MMCF)
Algeria and Other International	8	7	7	7	7	7	7	7		7
Al Hosn	234	244	233	240	238	174	252	255		228
Dolphin	155	188	176	167	170	146	160	154		154
Oman	139	132	111	98	120	89	83	77		83
Total	536	571	527	512	535	416	502	493		472

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2020					2021
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	1,175	1,116	960	900	1,037	904	961	918		927

International
Algeria & Other International	51	51	32	51	46	36	39	45		40
Al Hosn	77	80	76	79	78	57	81	82		74
Dolphin	40	49	46	43	45	37	42	40		40
Oman	89	90	78	85	85	79	76	73		76
Total	257	270	232	258	254	209	238	240		230

TOTAL CONTINUING OPERATIONS SALES	1,432	1,386	1,192	1,158	1,291	1,113	1,199	1,158		1,157

OPERATIONS EXITED OR EXITING	63	58	64	54	60	28	9	36		24

TOTAL REPORTED SALES	1,495	1,444	1,256	1,212	1,351	1,141	1,208	1,194		1,181

REALIZED PRICES
United States
Oil ($/BBL)	$45.71	$21.27	$38.22	$40.54	$36.39	$56.18	$64.39	$68.76		$63.16
NGL ($/BOE)	$11.98	$7.22	$14.62	$14.50	$11.98	$23.62	$25.33	$35.20		$28.20
Natural Gas ($/MCF)	$1.18	$0.90	$1.18	$1.55	$1.18	$2.56	$2.59	$3.35		$2.84

International
Oil ($/BBL)	$53.24	$31.42	$39.86	$41.52	$41.50	$53.39	$63.26	$68.65		$61.98
NGL ($/BOE)	$20.32	$11.23	$16.24	$17.51	$16.22	$22.11	$23.36	$26.85		$24.32
Natural Gas ($/MCF)	$1.73	$1.67	$1.64	$1.62	$1.67	$1.70	$1.68	$1.68		$1.68

Total Worldwide
Oil ($/BBL)	$46.96	$23.14	$38.51	$40.76	$37.34	$55.65	$64.18	$68.74		$62.94
NGL ($/BOE)	$13.09	$7.79	$14.85	$14.95	$12.58	$23.44	$25.06	$34.01		$27.68
Natural Gas ($/MCF)	$1.31	$1.10	$1.31	$1.57	$1.31	$2.36	$2.34	$2.89		$2.53

Index Prices
WTI Oil ($/BBL)	$46.17	$27.85	$40.93	$42.66	$39.40	$57.84	$66.07	$70.56		$64.82
Brent Oil ($/BBL)	$50.95	$33.26	$43.37	$45.24	$43.21	$61.10	$69.02	$73.23		$67.78
NYMEX Natural Gas ($/MCF)	$2.05	$1.77	$1.94	$2.66	$2.11	$2.72	$2.76	$3.71		$3.06

Percentage of Index Prices
Worldwide oil as a percentage of WTI	102%	83%	94%	96%	95%	96%	97%	97%		97%
Worldwide oil as a percentage of Brent	92%	70%	89%	90%	87%	91%	93%	94%		93%
Worldwide NGL as a percentage of WTI	28%	28%	36%	35%	32%	41%	38%	48%		43%
Worldwide NGL as a percentage of Brent	26%	23%	34%	33%	29%	38%	36%	46%		41%
Domestic gas as a percentage of NYMEX	58%	51%	61%	58%	56%	94%	94%	90%		93%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2020					2021
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$6.70	$4.69	$5.38	$6.05	$5.71	$7.20	$6.00	$7.37		$6.84
International	$10.18	$7.42	$8.40	$9.20	$8.80	$11.83	$9.81	$9.53		$10.32
Total Oil and Gas	$7.39	$5.27	$6.04	$6.80	$6.38	$8.07	$6.76	$7.82		$7.53

Transportation costs ($/BOE)
United States	$4.21	$3.41	$3.66	$3.70	$3.75	$3.81	$3.96	$3.71		$3.83
Total Oil and Gas	$3.52	$2.83	$3.02	$2.95	$3.09	$3.24	$3.31	$3.10		$3.22

Taxes other than on income ($/BOE)
United States	$1.65	$0.63	$1.70	$1.36	$1.32	$2.11	$2.24	$2.72		$2.36
Total Oil and Gas	$1.66	$0.54	$1.56	$1.35	$1.27	$2.06	$2.21	$2.68		$2.32

DD&A expense ($/BOE)
United States	$17.72	$17.23	$17.73	$16.91	$17.41	$22.77	$23.16	$18.50		$21.48
International	$9.13	$7.52	$7.40	$6.57	$7.66	$8.82	$7.98	$7.83		$8.18
Total Oil and Gas	$16.01	$15.17	$15.48	$14.42	$15.31	$20.14	$20.14	$16.29		$18.84

G&A and other operating expenses ($/BOE)	$2.34	$2.14	$2.33	$2.98	$2.44	$2.41	$2.37	$2.47		$2.42

Exploration Expense ($ millions)
United States	$16	$22	$23	$7	$68	$22	$64	$24		$110
International	21	11	6	26	64	6	22	7		35
Total Exploration Expense	$37	$33	$29	$33	$132	$28	$86	$31		$145

Capital Expenditures ($ millions)
Permian	$(696)	$(122)	$(65)	$(159)	$(1,042)	$(223)	$(277)	$(257)		$(757)
Rockies & Other Domestic	(194)	(20)	(25)	(109)	(348)	(122)	(112)	(108)		(342)
Gulf of Mexico	(102)	(40)	(21)	(82)	(245)	(73)	(66)	(66)		(205)
International	(152)	(107)	(77)	(108)	(444)	(84)	(88)	(103)		(275)
Exploration Drilling	(100)	(28)	2	(3)	(129)	(11)	(56)	(27)		(94)
Total Oil and Gas	$(1,244)	$(317)	$(186)	$(461)	$(2,208)	$(513)	$(599)	$(561)		$(1,673)